                                                                    Exhibit 99.3

--------------------------------------------------------------------------------

                                                        Monthly Operating Report
----------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                               ACCRUAL BASIS
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42143-BJH                                  02/13/95, RWD, 2/96
----------------------------------------------

----------------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                                  Chief Financial Officer
----------------------------------------                  -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Drew Keith                                                             6/20/2001
----------------------------------------                  -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE

PREPARER:

/s/ Jessica L. Wilson                                           Chief Accounting Officer
----------------------------------------                  -----------------------------------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Jessica L. Wilson                                                      6/20/2001
----------------------------------------                  -----------------------------------
PRINTED NAME OF PREPARER                                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     Monthly Operating Report

------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                      ACCRUAL BASIS-1
------------------------------------------

------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                          02/13/95, RWD, 2/96
------------------------------------------


-------------------------------------------

COMPARATIVE  BALANCE  SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                             SCHEDULE                 MONTH                 MONTH                    MONTH
                                                                 -----------------------------------------------------------------
ASSETS                                        AMOUNT                April 2001             May 2001
----------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                     $    15,476              $    36,106             $    31,558         $         0
----------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                $         0             $         0
----------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                            $    15,476              $    36,106             $    31,558         $         0
----------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)             $13,356,789              $ 2,459,581             $ 2,545,503         $         0
----------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                      $ 4,662,173             $ 4,640,028         $         0
----------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                               $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                               $   119,764             $    73,859         $         0
----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                   $37,290,970              $50,145,789             $50,184,988         $         0
----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                  $50,663,235              $57,423,413             $57,475,936         $         0
----------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT           $17,083,867              $16,846,862             $16,872,862         $         0
----------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                         $ 7,822,606             $ 7,997,150         $         0
----------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                             $17,083,867              $ 9,024,256             $ 8,875,712         $         0
----------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                              $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                     $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                          $67,747,102              $66,447,669             $66,351,648         $         0
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                               $   333,788             $   345,715         $         0
----------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                 ($ 1,079,519)           ($ 1,102,003)        $         0
----------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                  $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                              $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                   $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                            $ 1,511,895             $ 1,522,072         $         0
----------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                    $   766,164             $   765,784         $         0
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                          $   152,776              $    34,188             $    22,882         $         0
----------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                         $   380,384              $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                        $10,596,326              $18,129,187             $18,141,884         $         0
----------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                            $         0             $         0         $         0
----------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES         $11,129,486              $18,163,375             $18,164,766         $         0
----------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                     $11,129,486              $18,929,539             $18,930,550         $         0
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                     $49,811,125             $49,811,125         $         0
----------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                              ($ 2,292,995)           ($ 2,390,027)        $         0
----------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                          $         0              $47,518,130             $47,421,098         $         0

34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                        $11,129,486              $66,447,669             $66,351,648         $         0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                        Monthly Operating Report

---------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                                        ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                                             02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                      MONTH                 MONTH              MONTH                QUARTER
                                                  -----------------------------------------------------------
REVENUES                                           April 2001             May 2001                                   TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                  $1,546,826            $1,582,907                 $0            $3,129,733
-----------------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                               $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                     $1,546,826            $1,582,907                 $0            $3,129,733
-----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                            $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                         $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                    $1,546,826            $1,582,907                 $0            $3,129,733
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                       $10,000               $10,000                 $0               $20,000
-----------------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                     $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                          $120,936               $65,254                 $0              $186,190
-----------------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                            $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                             $1,497,991            $1,438,248                 $0            $2,936,239
-----------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                        $1,628,927            $1,513,502                 $0            $3,142,429
-----------------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                  ($82,101)              $69,405                 $0              ($12,696)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                        $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                       $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                      $375                  $274                 $0                  $649
-----------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                          $175,697              $174,545                 $0              $350,242
-----------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                            $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                     $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                       $176,072              $174,819                 $0              $350,891
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                       $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                       $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                     $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                           $0                    $0                 $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                        ($35,835)              ($8,384)                $0              ($44,219)
-----------------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                ($222,338)             ($97,030)                $0             ($319,368)
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report

-------------------------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                            ACCRUAL BASIS-3
-------------------------------------------------------------------

-------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                               02/13/95, RWD, 2/96
-------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                 MONTH                  MONTH                   MONTH            QUARTER
                                             --------------------------------------------------------------------
DISBURSEMENTS                                    April 2001               May 2001                                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH                        $57,415                $36,106                      $0           $57,415
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2.      CASH  SALES                                             $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                             $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                    $1,723,932             $1,372,057                      $0        $3,095,989
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                      $1,723,932             $1,372,057                      $0        $3,095,989
------------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                      $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
7.      SALE  OF  ASSETS                                        $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                          ($1,745,241)           ($1,376,605)                     $0       ($3,121,846)
------------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL  NON-OPERATING  RECEIPTS                 ($1,745,241)           ($1,376,605)                     $0       ($3,121,846)
------------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                                   ($21,309)               ($4,548)                     $0          ($25,857)
------------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                             $36,106                $31,558                      $0           $31,558
------------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12.     NET  PAYROLL                                            $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                      $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
14.     SALES,  USE  &  OTHER  TAXES  PAID                      $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                               $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                               $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                               $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY  PURCHASES                                    $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE  EXPENSES                                       $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                  $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                           $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS  &  MAINTENANCE                                 $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                                $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                             $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
25.     OTHER  (ATTACH  LIST)                                   $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS                         $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL  FEES                                      $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
28.     U.S.  TRUSTEE  FEES                                     $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
29.     OTHER  (ATTACH  LIST)                                   $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL  REORGANIZATION  EXPENSES                         $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL  DISBURSEMENTS                                    $0                     $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------------
32.     NET  CASH  FLOW                                   ($21,309)               ($4,548)                     $0          ($25,857)
------------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                $36,106                $31,558                      $0           $31,558
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Monthly Operating Report
-------------------------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                                         ACCRUAL BASIS-4
-------------------------------------------------------------------

-------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                                            02/13/95, RWD, 2/96
-------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE               MONTH                   MONTH          MONTH
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                             AMOUNT              April 2001               May 2001
---------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                             $1,211,774              $1,276,019           $0
---------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                              $246,468                $442,318           $0
---------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                              $189,371                 $17,298           $0
---------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                $811,968                $809,868           $0
---------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE                          $0          $2,459,581              $2,545,503           $0
---------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                        $0                      $0           $0
---------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                          $0          $2,459,581              $2,545,503           $0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                              MONTH:        May 2001
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                               0-30              31-60              61-90               91+
--------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLE                                 DAYS              DAYS               DAYS               DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                           ($1,112,353)               $0                 $0                 $0     ($1,112,353)
--------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                 $10,350                $0                 $0                 $0         $10,350
--------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                      $0                $0                 $0                 $0              $0
--------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                        $0                $0                 $0                 $0              $0
--------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE             ($1,102,003)               $0                 $0                 $0     ($1,102,003)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE                     $53,022            $7,945           $134,684           $150,064        $345,715
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
STATUS  OF  POSTPETITION  TAXES                                                                  MONTH:        May 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING                AMOUNT                                       ENDING
-----------------------------------------------------------------------------------------------------------------------------------
                                                     TAX                WITHHELD AND/           AMOUNT                    TAX
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL                                          LIABILITY*              0R ACCRUED              PAID                  LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                         $0                $158,977             $158,977                 $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                       $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                       $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                          $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                       ($1,103,969)                ($8,384)                  $0        ($1,112,353)
-----------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                   $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                        ($1,103,969)               $150,593             $158,977        ($1,112,353)
-----------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                           $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                               $324                      $0                   $0               $324
-----------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                           $24,127                ($14,101)                  $0            $10,026
-----------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                          $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
12.       REAL  PROPERTY                                        $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL  PROPERTY                                    $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                   $0                      $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL  STATE  &  LOCAL                           $24,451                ($14,101)                  $0            $10,350
-----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                                 ($1,079,518)               $136,492             $158,977        ($1,102,003)
-----------------------------------------------------------------------------------------------------------------------------------
*         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**        Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report

------------------------------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                                ACCRUAL BASIS-5
------------------------------------------------------------------------

------------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                                   02/13/95, RWD, 2/96
------------------------------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                MONTH:        May 2001
                                                                                       ----------------------------------
---------------------------------------------------------------
BANK  RECONCILIATIONS
                                                          Account #1              Account #2             Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                          Bank One               Sun Trust
---------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                              100128198               5572932                                  TOTAL
---------------------------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                               Deposit               Operating
-----------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                                  $0                 $6,556                          $6,556
-----------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED                           $0                     $0                              $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                                 $0                     $0                              $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                                  $9,619                     $0                          $9,619
-----------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS                            $9,619                 $6,556              $0         $16,175
-----------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN                 No checks              No checks
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
                                                 DATE OF          TYPE OF                PURCHASE                 CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE         INSTRUMENT                PRICE                   VALUE
----------------------------------------------------------------------------------------------------------------------------------
7.        N/A
----------------------------------------------------------------------------------------------------------------------------------
8.        N/A
----------------------------------------------------------------------------------------------------------------------------------
9.        N/A
----------------------------------------------------------------------------------------------------------------------------------
10.       N/A
----------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                           $0                      $0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                $15,383
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                                   $31,558
----------------------------------------------------------------------------------------------------------------------------------


                                                                                               Monthly Operating Report

CASE  NAME:  Kitty Hawk Charters, Inc.                                                       ACCRUAL BASIS-6
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                       02/13/95, RWD, 2/96
-------------------------------------------------------------------------------------------------------------------------------
                                                             MONTH:               May 2001
-------------------------------------------------------------------------------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------------
OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.


                                   INSIDERS
-------------------------------------------------------------------------
                            TYPE OF        AMOUNT             TOTAL PAID
     NAME                   PAYMENT         PAID               TO DATE
-------------------------------------------------------------------------
1.     Toby Skaar           Salary              $0               $4,808
-------------------------------------------------------------------------
2.     Doug Kalitta         Salary         $10,000             $140,000
-------------------------------------------------------------------------
3.     N/A
-------------------------------------------------------------------------
4.     N/A
-------------------------------------------------------------------------
5.     N/A
-------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                         $10,000             $144,808
-------------------------------------------------------------------------


                                                              PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                               TOTAL
                                    ORDER AUTHORIZING           AMOUNT               AMOUNT       TOTAL PAID    INCURRED
                     NAME                PAYMENT               APPROVED               PAID          TO DATE    & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.     N/A
------------------------------------------------------------------------------------------------------------------------------------
2.     N/A
------------------------------------------------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                                   $0                $0               $0            $0
------------------------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

---------------------------------------------------------------------------
                               SCHEDULED      AMOUNTS
                                 MONTHLY       PAID             TOTAL
                                PAYMENTS      DURING            UNPAID
    NAME OF CREDITOR              DUE          MONTH         POSTPETITION
-------------------------------------------------------------------------
1.     GE Capital               $11,579       $11,579               $0
-------------------------------------------------------------------------
2.     N/A
-------------------------------------------------------------------------
3.     N/A
-------------------------------------------------------------------------
4.     N/A
-------------------------------------------------------------------------
5.     N/A
-------------------------------------------------------------------------
6.     TOTAL                    $11,579       $11,579               $0
-------------------------------------------------------------------------


                                                                                               Monthly Operating Report

CASE  NAME:  Kitty Hawk Charters, Inc.                                                       ACCRUAL BASIS-7
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                       02/13/95, RWD, 2/96
-------------------------------------------------------------------------------------------------------------------------------
                                                             MONTH:               May 2001
-------------------------------------------------------------------------------------------------------------------------------

QUESTIONNAIRE
                                                                                   YES                NO
------------------------------------------------------------------------------------------------------------------------------
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                   X
------------------------------------------------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                              X
-----------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                             X
-----------------------------------------------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                X
-----------------------------------------------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                            X
-----------------------------------------------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
        PAST  DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                       X
-----------------------------------------------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                X
-----------------------------------------------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
        DELINQUENT?                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                             X
-----------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
-----------------------------------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
Item 4 - Payments have been made on the GE Capital Note, secured by one Learjet.
------------------------------------------------------------------------------------------------------------------------------


INSURANCE
-------------------------------------------------------------------------------
                                                                     YES   NO
-------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
-------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                  X
-------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------
             TYPE  OF                                           PAYMENT AMOUNT
              POLICY           CARRIER      PERIOD COVERED       & FREQUENCY
-------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


CASE  NAME:  Kitty Hawk Charters, Inc.                                                   FOOTNOTES SUPPLENENT
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                                    ACCRUAL BASIS
-------------------------------------------------------------------------------------------------------------------------------
                                                             MONTH:               May 2001
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER     LINE NUMBER                                 FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
           6                                 All Professional fees related to the Reorganization of the
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
                                               Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance plans related to the Company are carried
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                               400-42141.
--------------------------------------------------------------------------------------------------------------------------------
           3                        3        The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
--------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the Company cash accounts is swept
                                                each night to Kitty Hawk, Inc. Master Account (see Case
                                                #400-42141).
--------------------------------------------------------------------------------------------------------------------------------
           3                       31        All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                                are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------
           4                        6        Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
------------------------------------------------------------------------------------------------------------------------
           3                       28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------------------------------

CASE  NAME: Kitty Hawk Charters, Inc.

CASE  NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                           May 2001


8.    OTHER  (ATTACH  LIST)                                                             $ 50,184,988 Reported
                                                                   ----------------------------------
           Intercompany Receivables                                                       49,471,605
           A/R 401(k) Loan                                                                    (4,375)
           A/R Employees                                                                       1,833
           A/R Clothing Sales                                                                 28,872
           A/R Other                                                                         267,277
           A/R Aging reconciling item                                                        246,737
           A/R Accrued                                                                         7,960
           Fuel Inventory                                                                      8,957
           Security Deposit                                                                  156,122
                                                                   ----------------------------------
                                                                                          50,184,988 Detail
                                                                   ----------------------------------
                                                                                                   - Difference



22.   OTHER  (ATTACH  LIST)                                                              $ 1,522,072 Reported
                                                                   ----------------------------------
           Customer Deposits                                                                  42,978
           Accrued charter expenses                                                          577,413
           Accrued Salaries/Wages                                                            350,390
           Accrued 401(k)                                                                     22,113
           A/P Aging reconciling item                                                          5,335
           Misc                                                                               37,014
           Accrued Fuel                                                                      486,829
                                                                   ----------------------------------
                                                                                           1,522,072 Detail
                                                                   ----------------------------------
                                                                                                   - Difference




ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                                 $1,438,248 Reported
                                                                   ----------------------------------
           Ondemand costs                                                                     97,090
           135 Airline charter costs                                                          12,498
           Parts Lease                                                                        25,000
           Fuel                                                                              408,860
           Wages                                                                             583,469
           Travel expense                                                                     15,619
           Insurance                                                                           7,192
           Rotables/Repair/Consumables                                                       259,826
           Shipping                                                                            8,311
           Charts                                                                              1,308
           Pre-emp testing                                                                         -
           Shop materials/equip rental                                                        19,075
           Maintenance allocation                                                                  -
                                                                   ----------------------------------
                                                                                           1,438,248 Detail
                                                                   ----------------------------------
                                                                                                   - Difference




ACCRUAL BASIS-3
8.    OTHER  (ATTACH  LIST)                                                               (1,376,605)Reported
                                                                   ----------------------------------
           Credit card charges                                                                (6,106)
           Sweeps to Kitty Hawk, Inc.                                                     (1,370,499)Detail
                                                                   ----------------------------------
                                                                                          (1,376,605)Detail
                                                                   ----------------------------------
                                                                                                   - Difference
